Exhibit 10.1
Execution Version

FIRST AMENDMENT TO 364-DAY REVOLVING CREDIT AGREEMENT
dated as of
January 13, 2017
among

ANADARKO PETROLEUM CORPORATION,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,
and
The Lenders Party Hereto

FIRST AMENDMENT TO 364-DAY REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO 364-DAY REVOLVING CREDIT AGREEMENT (this “First Amendment”) dated as of January 13, 2017, is among ANADARKO PETROLEUM CORPORATION, a Delaware corporation (the “Borrower”); JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.
R E C I T A L S
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain 364-Day Revolving Credit Agreement dated as of January 19, 2016 (the “Credit Agreement”).
B.    The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.
C.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Sections in this First Amendment refer to Sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendment to Cover Page. The cover page of the Credit Agreement is hereby amended by replacing each reference to “Mizuho Bank, Ltd.” with “The Bank of Nova Scotia”.
2.2    Amendment to Preamble. The introductory paragraph of the Credit Agreement is hereby amended by replacing the reference to “Mizuho Bank, Ltd.” with “The Bank of Nova Scotia”.
2.3    Amendments to Section 1.01.
(a)    Clause (d) of the definition of “Defaulting Lender” is hereby amended and restated in its entirety to read as follows: “(d) that has, or has a Lender Parent that has, become the subject of a Bankruptcy Event or Bail-In Action, or ”.
(b)    Each of following definitions is hereby amended and restated in its entirety to read as follows:
“Arrangers” means J.P. Morgan Securities LLC, Wells Fargo Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement), The

Bank of Tokyo-Mitsubishi UFJ, Ltd., Citigroup Global Markets Inc., and The Bank of Nova Scotia, in their capacities as joint lead arrangers and joint bookrunners hereunder.
“Co-Documentation Agents” means Bank of America, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd., Citibank, N.A., and The Bank of Nova Scotia, each in its capacity as a co-documentation agent for the Lenders hereunder, together with its successors in such capacity.
“Maturity Date” means January 12, 2018.
“Material Adverse Change” means any change occurring since December 31, 2015, in the consolidated financial position or results of operations of the Borrower and its Subsidiaries taken as a whole that has had or could reasonably be expected to have the effect of preventing the Borrower from carrying on its business or from meeting its current and anticipated obligations on a timely basis.
(c)    Each of the following definitions is hereby added to Section 1.01 where alphabetically appropriate to read as follows:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“First Amendment Effective Date” means January 13, 2017.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
2.4    Amendment to Section 3.01(e). Section 3.01(e) is hereby amended and restated in its entirety to read as follows:
(e) The consolidated balance sheets of the Borrower and its consolidated Subsidiaries as of December 31, 2013, December 31, 2014 and December 31, 2015, and the related consolidated statements of income, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2015, audited by KPMG LLP, present fairly, in all material respects, the consolidated financial position of the Borrower and its consolidated Subsidiaries as of December 31, 2013, December 31, 2014 and December 31, 2015, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2015, in conformity with GAAP applied on a consistent basis.
2.5    Amendment to Section 3.01(f). Section 3.01(f) is hereby amended and restated in its entirety to read as follows:
(f) From December 31, 2015 through the First Amendment Effective Date, there has been no Material Adverse Change.
2.6    Amendment to Section 3.01(j). Section 3.01(j) is hereby amended and restated in its entirety to read as follows:
(j) The Borrower’s Significant Subsidiaries as of December 31, 2015, are listed on Schedule II hereto.
2.7    Amendment to Article IX. Article IX is hereby amended by adding a new Section 9.16 to the end thereof to read as follows:
Section 9.16 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b) the effects of any Bail-in Action on any such liability, including, if applicable:
(i) a reduction in full or in part or cancellation of any such liability;
(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
2.8    Amendment to Schedule II. Schedule II is hereby amended and restated in its entirety in the form attached hereto as Schedule II.
Section 3.    Assignments and Reallocation of Commitments. Effective as of the First Amendment Effective Date, each Lender party to the Credit Agreement immediately prior to the First Amendment Effective Date (each, an “Existing Lender”) has, in consultation with the Borrower, agreed to a reallocation of the Commitments (the “Assignment and Reallocation”). The Administrative Agent, the Borrower and each Existing Lender hereby consent to the Assignment and Reallocation, and each Existing Lender’s assignment of its Commitment to the extent affected by the Assignment and Reallocation. On the First Amendment Effective Date and after giving effect to the Assignment and Reallocation, (a) the Commitment of each Lender shall be as set forth on Annex I to this First Amendment, which Annex I supersedes and replaces Annex I to the Credit Agreement (and Annex I to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Annex I attached hereto) and (b) DNB Capital LLC (the “Exiting Lender”) shall cease to be a “Lender” for all purposes under the Credit Agreement (as amended hereby) and the other Loan Documents. With respect to such reallocation, each of JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association, Bank of America, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd., Citibank, N.A. and The Bank of Nova Scotia (each such Lender, an “Increasing Lender”) shall be deemed to have acquired the Commitment allocated to it from each of Mizuho Bank, Ltd. and the Exiting Lender pursuant to the terms of an Assignment and Assumption, and on the First Amendment Effective Date, each Increasing Lender, Mizuho Bank, Ltd. and the Exiting Lender shall be deemed to have entered into an Assignment and Assumption pursuant to which (i) each Increasing Lender shall be an “Assignee”, (ii) each of Mizuho Bank, Ltd. and the Exiting Lender shall be an “Assignor” and (iii) the term “Effective Date” shall be the “First Amendment Effective Date” as defined herein. Notwithstanding Section 9.04(b)(ii)(C), the Lenders deemed to be parties to such Assignment and Assumption shall not be required to pay a processing and recordation fee of $3,500 to the Administrative Agent. On the First Amendment Effective Date, the Administrative Agent shall take the actions specified in Section 9.04(b)(iv), including recording the assignments described herein in the Register, and such assignments shall be effective for purposes of the Credit Agreement. If on the First Amendment Effective Date, any LIBOR Loans have been funded, then the Borrower shall be obligated to pay any breakage fees or costs that are payable pursuant to Section 2.16, in connection with the reallocation of such outstanding LIBOR Loans to effectuate the provisions of this paragraph.

Section 4.    Conditions Precedent. This First Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement) (the “Effective Date”):
4.1    The Administrative Agent (or its counsel) shall have received from the Borrower and each Lender hereto either (i) a counterpart of this First Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include fax or email transmission of a signed signature page of this First Amendment) that such party has signed a counterpart of this First Amendment.
4.2    Appropriate Notes are issued payable to each Lender (in replacement of any Notes previously issued to such Lender, as applicable), requesting a Note.
4.3    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable hereunder and under any fee letter between the Borrower and any Arranger or Lender on the Effective Date, including, to the extent invoiced at least two Business Days prior to the Effective Date (unless the Borrower otherwise consents), reimbursement or payment of all out-of-pocket expenses (including legal fees) required to be reimbursed or paid by the Borrower hereunder.
4.4    The Administrative Agent (or its counsel) shall have received a certificate of the Secretary or an Assistant Secretary of the Borrower setting forth (i) certified copies of the resolutions of the Board of Directors or the Executive Committee of the Directors of the Borrower authorizing the execution, delivery and performance of the this Agreement, the other Loan Documents and the execution, issuance, delivery and performance of its Notes, (ii) the officers of the Borrower (A) who are authorized to sign this First Amendment and each other Loan Document to which the Borrower is a party and (B) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Credit Agreement and the transactions contemplated thereby, specimen signatures of such authorized officers, and (iii) the certificate of incorporation and by-laws or other applicable organizational documents of the Borrower (in each case, together with all amendments thereto, if any), certified as being true and complete.
4.5    The Lenders shall have received (i) audited consolidated financial statements of the Borrower for fiscal year ended December 31, 2015 and (ii) unaudited interim consolidated financial statements of the Borrower for each fiscal quarterly period ended subsequent to the date of the latest financial statements delivered pursuant to clause (i) of this paragraph as to which such financial statements are available.
4.6    The Administrative Agent shall have received a certificate, dated the Effective Date and signed by a Financial Officer of the Borrower, setting forth reasonably detailed computations confirming compliance with the covenant set forth in Section 5.01, as of the fiscal quarter most recently ended for which financial statements are available and giving pro forma effect to any Borrowing made on the Effective Date.
4.7    The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming (i) compliance with the conditions set forth in paragraphs (a) and (b) of Section 6.02 and (ii) there shall not have occurred a Material Adverse Change.

4.8    The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Vinson & Elkins LLP, counsel for the Borrower, in form and substance reasonably satisfactory to the Administrative Agent. The Borrower hereby requests such counsel to deliver such opinion.
4.9    The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of a deputy general counsel or the general counsel of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent. The Borrower hereby requests such counsel to deliver such opinion.
4.10    The Lenders shall have received such documents and other instruments as are customary for transactions of this type or as they or their counsel may reasonably request.
4.11    The Administrative Agent and the Lenders shall have received, and be reasonably satisfied in form and substance with, all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including but not restricted to the USA Patriot Act, that was requested by the Administrative Agent at least ten (10) days prior to the Effective Date.
Section 5.    Miscellaneous.
5.1    Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment. The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents.
5.2    Ratification and Affirmation; Representations and Warranties. The Borrower hereby: (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Effective Date each reference to the Credit Agreement and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this First Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (provided that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.

5.3    Loan Document. This First Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
5.4    Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
5.5    NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.
5.6    GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
5.7    Severability. Any provision of this First Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:	ANADARKO PETROLEUM CORPORATION,
as Borrower

	By:	/s/ Michael C. Pearl
	Name:	Michael C. Pearl
	Title:	VP, Finance and Treasurer

[Signature Page – First Amendment to 364-Day Revolving Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By:	/s/ Dave Katz
Name:	Dave Katz
Title:	Executive Director

[Signature Page – First Amendment to 364-Day Revolving Credit Agreement]

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Borden Tennant
Name:	Borden Tennant
Title:	Assistant Vice President

[Signature Page – First Amendment to 364-Day Revolving Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Kenneth Phelan
Name:	Kenneth Phelan
Title:	Director

[Signature Page – First Amendment to 364-Day Revolving Credit Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ Sherwin Brandford
Name:	Sherwin Brandford
Title:	Director

[Signature Page – First Amendment to 364-Day Revolving Credit Agreement]

CITIBANK, N.A., as a Lender

By:	/s/ Maureen P. Maroney
Name:	Maureen P. Maroney
Title:	Vice President

[Signature Page – First Amendment to 364-Day Revolving Credit Agreement]

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ John Frazell
Name:	John Frazell
Title:	Director

[Signature Page – First Amendment to 364-Day Revolving Credit Agreement]

MIZUHO BANK, LTD., as a Lender

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

[Signature Page – First Amendment to 364-Day Revolving Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Vice President

[Signature Page – First Amendment to 364-Day Revolving Credit Agreement]

BNP Paribas, as a Lender

By:	/s/ Ann Rhoads
Name:	Ann Rhoads
Title:	Managing Director

By:	/s/ Sriram Chandrasekaran
Name:	Sriram Chandrasekaran
Title:	Director

[Signature Page – First Amendment to 364-Day Revolving Credit Agreement]

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK, as a Lender

By:	/s/ Page Dillehunt
Name:	Page Dillehunt
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

[Signature Page – First Amendment to 364-Day Revolving Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Nicholas Goss
Name:	Nicholas Goss
Title:	Authorized Signatory

[Signature Page – First Amendment to 364-Day Revolving Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a
Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

By:	/s/ Yvonne Tilden
Name:	Yvonne Tilden
Title:	Director

[Signature Page – First Amendment to 364-Day Revolving Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Josh Rosenthal
Name:	Josh Rosenthal
Title:	Authorized Signatory

[Signature Page – First Amendment to 364-Day Revolving Credit Agreement]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

[Signature Page – First Amendment to 364-Day Revolving Credit Agreement]

SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ Diego Medina
Name:	Diego Medina
Title:	Director

[Signature Page – First Amendment to 364-Day Revolving Credit Agreement]

STANDARD CHARTERED BANK, as a Lender

By:	/s/ Steven Aloupis
Name:	Steven Aloupis
Title:	Managing Director

[Signature Page – First Amendment to 364-Day Revolving Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ David W. Kee
Name:	David W. Kee
Title:	Managing Director

[Signature Page – First Amendment to 364-Day Revolving Credit Agreement]

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director
Banking Products Services, US

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

[Signature Page – First Amendment to 364-Day Revolving Credit Agreement]

THE STANDARD BANK OF SOUTH AFRICA
LIMITED, ISLE OF MAN BRANCH, as a Lender

By:	/s/ Pablo Gonzalez
Name:	Pablo Gonzalez
Title:	Executive

[Signature Page – First Amendment to 364-Day Revolving Credit Agreement]

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Hussam S. Alsahlani
Name:	Hussam S. Alsahlani
Title:	Vice President

[Signature Page – First Amendment to 364-Day Revolving Credit Agreement]

DNB CAPITAL LLC, as an Exiting Lender

By:	/s/ Joe Hykle
Name:	Joe Hykle
Title:	Senior Vice President

By:	/s/ James Grubb
Name:	James Grubb
Title:	Vice President

[Signature Page – First Amendment to 364-Day Revolving Credit Agreement]

ANNEX I
LIST OF COMMITMENTS

LENDERS	COMMITMENT	PERCENTAGE OF COMMITMENT
JPMorgan Chase Bank, N.A.	$133,333,333.35	6.666666668%
Wells Fargo Bank, National Association	$133,333,333.33	6.666666667%
Bank of America, N.A.	$133,333,333.33	6.666666667%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$133,333,333.33	6.666666667%
Citibank, N.A.	$133,333,333.33	6.666666667%
The Bank of Nova Scotia	$133,333,333.33	6.666666667%
Mizuho Bank, Ltd.	$95,000,000.00	4.750000000%
Barclays Bank PLC	$95,000,000.00	4.750000000%
BNP Paribas	$95,000,000.00	4.750000000%
Crédit Agricole Corporate and Investment Bank	$95,000,000.00	4.750000000%
Credit Suisse AG, Cayman Islands Branch	$95,000,000.00	4.750000000%
Deutsche Bank AG New York Branch	$95,000,000.00	4.750000000%
Goldman Sachs Bank USA	$95,000,000.00	4.750000000%
Morgan Stanley Bank, N.A.	$95,000,000.00	4.750000000%
Société Générale	$95,000,000.00	4.750000000%
Standard Chartered Bank	$95,000,000.00	4.750000000%
Sumitomo Mitsui Banking Corporation	$95,000,000.00	4.750000000%
UBS AG, Stamford Branch	$95,000,000.00	4.750000000%
The Standard Bank of South Africa Limited, Isle of Man Branch	$35,000,000.00	1.750000000%
The Bank of New York Mellon	$25,000,000.00	1.250000000%
TOTALS	$2,000,000,000.00	100.000000000%

Annex I

Commitments

SCHEDULE II

SIGNIFICANT SUBSIDIARIES

Anadarko Algeria Company LLC (2)
a Delaware limited liability company,

Anadarko Brazil Investment I LLC
a Delaware limited liability company,

Anadarko Colombia Company
a Cayman Islands corporation,

Anadarko Consolidated Holdings LLC (2)
a Delaware limited liability company,

Anadarko Development Company
a Cayman Islands corporation,

Anadarko E&P Onshore LLC (2)
a Delaware limited liability company,

Anadarko Energy Holding Limited
a Gibraltar limited liability company,

Anadarko Energy Services Company (2)
a Delaware corporation,

Anadarko Exploracao e Producao de Petroleo e Gas Natural Ltda.
a Brazil limited liability company,

Anadarko Global Energy S.à r.l. (2)
a Luxembourg limited liability company,

Anadarko Holding Company (2)
a Utah corporation,

Anadarko International Development S.à r.l. (2)
a Luxembourg limited liability company,

Anadarko Land Corp
a Nebraska corporation,

Anadarko Marcellus Midstream, L.L.C.
a Delaware limited liability company,

Anadarko Midkiff/Chaney Dell LLC
a Delaware limited liability company,

Anadarko Offshore Holding Company, LLC (2)
a Delaware limited liability company,

Schedule II

Significant Subsidiaries

Anadarko Petroleum Corporation (2)
a Delaware corporation,

Anadarko Realty, LLC
a Texas limited liability company,

Anadarko Rockies LLC
a Delaware limited liability company,

Anadarko Uintah Midstream, LLC
a Delaware limited liability company,

Anadarko US Offshore LLC (2)
a Delaware corporation,

Anadarko USH1 Corporation (2)
a Delaware corporation,

Anadarko WCTP Company
a Cayman Islands corporation,

Anadarko West Texas LLC
a Delaware limited liability company,

APC Midstream Holdings, LLC
a Delaware limited liability company,

Bitter Creek Coal Company
a Utah corporation,

Chipeta Processing LLC
a Delaware limited liability company,

Delaware Basin JV Gathering LLC
a Delaware limited liability company,

Delaware Basin Midstream, LLC
a Delaware limited liability company,

Kerr-McGee Corporation (2)
a Delaware corporation,

Kerr-McGee Energy Services Corporation
a Delaware corporation,

Kerr-McGee Gathering LLC (2)
a Colorado limited liability company,

Kerr-McGee Oil and Gas Onshore LP (2)
a Delaware limited partnership,

Kerr-McGee Shared Services Company LLC (2)
a Delaware limited liability company,

Schedule II

Significant Subsidiaries

Kerr-McGee Worldwide Corporation (2)
a Delaware corporation,

KM BM-C Seven Ltd. (2)
a Cayman Islands limited liability company,

Rock Springs Royalty Company LLC
a Utah limited liability company,

Springfield Pipeline LLC
a Texas limited liability company,

Upland Industries Corporation
a Nebraska corporation,

Venezuela US SRL
a Barbados limited liability company,

Western Gas Holdings, LLC (2)
a Delaware limited liability company,

Western Gas Partners, LP
a Delaware limited partnership,

Western Gas Resources, Inc. (2)
a Delaware corporation,

WGR Asset Holding Company LLC (2)
a Delaware limited liability company,

WGR Operating, LP (2)
a Delaware limited partnership,
________________________________

(1)
The names of certain subsidiaries have been omitted since, considered in the aggregate as a single subsidiary, they would not constitute a significant subsidiary, as of the end of the year 2015, as defined under the Securities and Exchange Commission Regulation S-X 210.1-02(w).

(2)	Subsidiary meets the conditions of a significant subsidiary under the Securities and Exchange Commission Regulation S-X 210.1-02(w).

Schedule II

Significant Subsidiaries